UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K	OMB APPROVAL OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response 28.0

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2004

LightPath Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2603 Challenger Tech Court, Suite 100 Orlando, FL	32826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 382-4003

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events.

PRESS RELEASE ANNOUNCING NEW LENS PRODUCT FOR

BLUE LASER DIODES

On September 15, 2004, the Company issued a press release entitled “LightPath Technologies Announces a New Aspherical Collimating Lens for Blue Laser Diodes.” A copy of the press release is attached hereto as an exhibit.

Item 9.01—Exhibits.

Exhibit	Description

99.1	Press release of September 15, 2004, announcing LightPath’s new lens product for blue laser diodes (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LightPath Technologies, Inc. (Registrant)

Date: September 15, 2004	/s/ Monty K. Allen
Monty K. Allen, CFO & Secretary